UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2022

Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOOD	The Nasdaq Stock Market LLC
6.625% Series E Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODN	The Nasdaq Stock Market LLC
6.00% Series G Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Common Stock Sales Agreement

On February 22, 2022, Gladstone Commercial Corporation, a Maryland corporation (the “Company”), and its operating partnership, Gladstone Commercial Limited Partnership, a wholly-owned, consolidated subsidiary of the Company and a Delaware limited partnership (the “Operating Partnership”), entered into Amendment No. 1 to its existing At-the-Market Equity Offering Sales Agreement (the “Common Stock Sales Agreement”), with Robert W. Baird & Co. Incorporated, Goldman Sachs & Co. LLC, Stifel, Nicolaus & Company, Incorporated, BTIG, LLC, and Fifth Third Securities, Inc. (the “Common Stock Sales Agents”), dated December 3, 2019. The amendment permits shares of common stock to be issued pursuant to the Common Stock Sales Agreement under the Company’s Registration Statement on Form S-3 (File No. 333-236143) and future registration statements on Form S-3 (the “Registration Statement”). The Company will file a prospectus supplement, also dated February 22, 2022, to the prospectus dated February 11, 2020, with the Securities and Exchange Commission (the “SEC”) in connection with the offer and sale of the Common Shares.

The foregoing description of Amendment No. 1 to the Common Stock Sales Agreement is not complete and is qualified in its entirety by reference to the entire Amendment No. 1, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

1.1	Amendment No. 1 to At-the-Market Equity Offering Sales Agreement by and among the Registrant, Gladstone Commercial Limited Partnership, Robert W. Baird & Co. Incorporated, Goldman Sachs & Co. LLC, Stifel, Nicolaus & Company, Incorporated, BTIG, LLC, and Fifth Third Securities, Inc.

1.2	At-the-Market Equity Offering Sales Agreement by and among the Registrant, Gladstone Commercial Limited Partnership, Robert W. Baird & Co. Incorporated, Goldman Sachs & Co. LLC, Stifel, Nicolaus & Company, Incorporated, BTIG, LLC, and Fifth Third Securities, Inc., incorporated by reference to Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33097), filed December 3, 2019.

5.1	Opinion of Venable LLP regarding the legality of shares.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLADSTONE COMMERCIAL CORPORATION

By:	/s/ Gary Gerson
Name: Gary Gerson
Title: Chief Financial Officer